UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – January 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Short Term Investment Fund

Semiannual report
1 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Semiannual report
1 | 31 | 22

Message from the Trustees

March 9, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

Despite new uncertainties, the fundamental backdrop remains encouraging, in our view. Employment levels have been improving and may strengthen should Covid cases continue to decline. Businesses continue to adapt and show resilience.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Please read the interview with your fund manager(s) in the following pages.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. See below and pages 6–7 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

Returns for periods of less than one year are not annualized.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/22. See above and pages 6–7 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Short Term Investment Fund

Please describe the money market environment during the six-month reporting period ended January 31, 2022.

JOANNE Fueled by strong 2021 growth and ample fiscal and monetary stimulus, inflation surged in the closing months of the calendar year. The Consumer Price Index jumped 6.2%, 6.8%, and 7.0%, respectively, in October, November, and December 2021 from a year earlier. Inflation was exacerbated by supply chain bottlenecks and rising energy prices that, combined with a sharp rise in Covid-19 cases, led to a downturn in market sentiment.

Given the broad recovery, elevated inflation, and tightening labor market, the Federal Reserve’s policy decisions became more hawkish. It began reducing its bond-buying program faster than expected and signaled tighter monetary policy ahead with potentially four interest-rate hikes in calendar 2022. Investors interpreted those comments as suggesting the Fed could begin raising interest rates by the spring of 2022.

As bond investors adjusted their growth and inflation outlooks, short-term interest rates on U.S. Treasury bills and U.S. government agency securities began to rise in the final months of

Short Term Investment Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/22. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Short Term Investment Fund

the reporting period. The three-month London Interbank Offered Rate [LIBOR] increased from 0.12% on July 31, 2021, to 0.31% on January 31, 2022. [LIBOR is a widely followed benchmark rate that the world’s largest banks use in determining rates for interbank loans and setting interest rates on commercial and consumer loans.] The Bloomberg Short-Term Bank Yield Index [BSBY] climbed from 0.10% to 0.26% over the same period. BSBY was introduced in April 2021 and tracks the U.S. wholesale unsecured funding market. The Fed’s Secured Overnight Financing Rate [SOFR] began and ended the six-month period at 0.05%, anchored by the central bank’s decision to hold its policy interest rate to a range of 0%–0.25%.

How did the fund perform during the period ended January 31, 2022?

JONATHAN During the six-month reporting period ended January 31, 2022, the fund outperformed the return of its benchmark, the ICE BofA U.S. Treasury Bill Index.

What was your strategy during the reporting period?

JOANNE Following indications in the fourth quarter of calendar 2021 that the Fed would likely increase interest rates in 2022, money market yield curves steepened as investors priced in several interest-rate hikes. As this occurred, we purchased commercial paper with six- to twelve-month maturities from issuers such as Commonwealth Bank of Australia and Svenska Handelsbanken. We also added SOFR-based floating-rate securities from UBS AG. These strategies helped to garner incremental yield for the portfolio.

We continue to like asset-backed commercial paper backed by what we believe are diverse, high-quality financial assets, such as trade receivables and consumer loans. We also held a large amount of repurchase agreements with overnight maturities and short-dated paper to provide liquidity. The fund’s investments in Fairway Finance Co., LLC and Atlantic Asset Securitization, LLC exemplify our strategy in this market.

What is your outlook for the coming months?

JONATHAN Calendar 2021 presented a challenging income environment for investors focused on the short end of the yield curve. The search for attractive yields was made more challenging by the amount of liquidity entering the system from pro-growth monetary and fiscal policies. However, the highest inflation in nearly 40 years has prompted the Fed to begin easing pandemic support measures. With the Fed reaching a policy inflection point and higher interest rates on the horizon, we are constructive on the outlook for short-term fixed income in 2022.

We are currently favoring short-term maturities and overnight repurchase agreements. In our view, the market has not priced in the number of interest-rate increases we believe the Fed will need to make to bring inflation back under control.

Thank you both for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Short Term Investment Fund 5

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended January 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class G and P shares are only available to other Putnam funds and/or other accounts managed by Putnam Management or its affiliates. See the Terms and definitions section of this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/22

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class G (8/3/20)
Net asset value	7.06%	0.76%	6.24%	1.22%	2.92%	0.96%	0.10%	0.05%
Class P (2/19/13)
Net asset value	7.06	0.76	6.24	1.22	2.92	0.96	0.10	0.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class G and P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC). Performance for class G before its inception is derived from the historical performance of class P shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/22

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
ICE BofA U.S. Treasury
Bill Index	6.56%	0.71%	5.86%	1.15%	2.91%	0.96%	0.02%	–0.01%
Lipper Institutional
Money Market Funds	5.59	0.61	5.17	1.01	2.29	0.76	0.01	0.01
category average*

Index and Lipper results should be compared with fund performance at net asset value. Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 1/31/22, there were 120, 116, 102, 98, and 91 funds, respectively, in this Lipper category.

6 Short Term Investment Fund

Fund distribution information For the six-month period ended 1/31/22

Distributions	Class G	Class P
Number	6	6
Income	$0.000499	$0.000499
Capital gains	—	—
Total	$0.000499	$0.000499
Current rate (end of period)	Class G	Class P
Current dividend rate[1]	0.13%	0.13%
Current 30-day SEC yield
(with expense limitation)[2,3]	0.12	0.11
Current 30-day SEC yield
(without expense limitation)[3]	–0.14	–0.14

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class G (8/3/20)
Net asset value	7.05%	0.77%	6.30%	1.23%	3.14%	1.03%	0.10%	0.05%
Class P (2/19/13)
Net asset value	7.05	0.77	6.30	1.23	3.14	1.03	0.10	0.05

See the discussion following the fund performance table on page 6 for information about the calculation of fund performance.

Short Term Investment Fund 7

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class G	Class P
Net expenses for the fiscal year ended 7/31/21*	0.03%	0.03%
Total annual operating expenses for the fiscal year ended 7/31/21	0.28%	0.28%
Annualized expense ratio for the six-month period ended 1/31/22	0.03%	0.03%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/22.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/21 to 1/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class G	Class P
Expenses paid per $1,000*†	$0.15	$0.15
Ending value (after expenses)	$1,000.50	$1,000.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

8 Short Term Investment Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/22, use the following calculation method. To find the value of your investment on 8/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class G	Class P
Expenses paid per $1,000*†	$0.15	$0.15
Ending value (after expenses)	$1,025.05	$1,025.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Short Term Investment Fund 9

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

10 Short Term Investment Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class G shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam fund-of-funds accounts, and the management fee is fully waived.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and the management fee is fully waived.

Comparative rates

London Interbank Offered Rate (LIBOR) is the rate at which banks lend to each other on the London interbank market for terms ranging from overnight to one year.

Secured Overnight Financing Rate (SOFR) is a broad overnight secured market rate that reflects the rates of U.S. Treasury repurchase agreements (repos). SOFR is not a credit-sensitive rate and is highly correlated to supply and demand dynamics in the repo market.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Short Term Investment Fund 11

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2022, Putnam employees had approximately $537,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Short Term Investment Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Term Investment Fund 13

The fund’s portfolio 1/31/22 (Unaudited)

COMMERCIAL PAPER (38.9%)*	Yield (%)	Maturity date	Principal amount	Value
ABN AMRO Funding USA, LLC	0.200	5/9/22	$10,110,000	$10,101,441
ABN AMRO Funding USA, LLC	0.150	2/4/22	15,000,000	14,999,783
Australia & New Zealand Banking Group, Ltd. (Australia)	0.240	7/22/22	25,000,000	24,935,739
BPCE SA (France)	0.190	6/1/22	15,000,000	14,980,590
BPCE SA (France)	0.180	3/29/22	28,750,000	28,741,169
Canadian Imperial Bank of Commerce (Canada)	0.200	3/4/22	25,000,000	24,997,978
Canadian Imperial Bank of Commerce (Canada)	0.190	7/19/22	18,000,000	17,994,942
Commonwealth Bank of Australia (Australia)	0.331	11/7/22	17,000,000	16,902,023
Commonwealth Bank of Australia (Australia)	0.300	6/17/22	15,000,000	14,977,623
Commonwealth Bank of Australia (Australia)	0.240	8/2/22	15,000,000	14,957,605
FMS Wertmanagement (Germany)	0.125	2/17/22	20,750,000	20,749,118
HSBC Bank PLC (United Kingdom)	0.180	2/2/22	7,000,000	6,999,957
HSBC Bank PLC (United Kingdom)	0.160	2/3/22	8,000,000	7,999,927
ING (U.S.) Funding, LLC	0.240	4/6/22	10,000,000	9,996,876
ING (U.S.) Funding, LLC	0.230	4/12/22	20,000,000	19,992,545
Mitsubishi UFJ Trust & Banking Corp./Singapore (Singapore)	0.220	2/24/22	10,000,000	9,999,433
Mitsubishi UFJ Trust & Banking Corp./Singapore (Singapore)	0.200	2/25/22	15,000,000	14,999,104
Mitsubishi UFJ Trust & Banking Corp./Singapore (Singapore)	0.170	2/18/22	15,000,000	14,999,408
Mizuho Bank, Ltd./Singapore (Singapore)	0.240	3/3/22	20,000,000	19,997,744
National Australia Bank, Ltd. (Australia)	0.250	4/22/22	21,250,000	21,256,501
National Australia Bank, Ltd. (Australia)	0.180	3/1/22	12,000,000	11,999,140
National Australia Bank, Ltd. (Australia)	0.140	3/18/22	15,000,000	15,000,000
National Bank of Canada (Canada)	0.140	3/3/22	23,500,000	23,497,956
Nordea Bank ABP (Finland)	0.150	2/18/22	3,300,000	3,299,876
Nordea Bank ABP (Finland)	0.130	3/11/22	20,000,000	19,998,072
Royal Bank of Canada/New York, NY (Canada)	0.200	8/5/22	16,500,000	16,499,659
Skandinaviska Enskilda Banken AB (Sweden)	0.220	3/24/22	18,745,000	18,741,832
Skandinaviska Enskilda Banken AB (Sweden)	0.220	3/18/22	20,000,000	19,997,266
Societe Generale SA (France)	0.160	3/3/22	11,000,000	10,999,223
Sumitomo Mitsui Banking Corp. (Japan)	0.190	3/3/22	15,000,000	14,998,695
Sumitomo Mitsui Trust Bank, Ltd./Singapore (Singapore)	0.230	3/7/22	25,000,000	24,997,375
Svenska Handelsbanken AB (Sweden)	0.341	11/1/22	25,000,000	24,867,186
Svenska Handelsbanken AB (Sweden)	0.220	5/27/22	9,550,000	9,541,415
TotalEnergies Capital Canada, Ltd. (Canada)	0.160	3/3/22	12,500,000	12,498,913
TotalEnergies Capital Canada, Ltd. (Canada)	0.130	2/16/22	15,000,000	14,999,460
TotalEnergies Capital Canada, Ltd. (Canada)	0.130	2/15/22	15,000,000	14,999,500
UBS AG/London (United Kingdom)	0.240	6/15/22	15,000,000	15,001,051
UBS AG/London (United Kingdom)	0.220	9/21/22	15,000,000	14,996,314
Westpac Banking Corp. (Australia)	0.241	3/11/22	14,500,000	14,501,770
Total commercial paper (cost $632,196,260)				$632,014,209

14 Short Term Investment Fund

REPURCHASE AGREEMENTS (25.2%)*	Principal amount	Value
Interest in $485,000,000 joint tri-party repurchase agreement dated 1/31/2022 with Citigroup Global Markets, Inc. due 2/1/2022 — maturity value of $69,303,116 for an effective yield of 0.060% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.500% to 4.000% and due dates ranging from 12/20/2051 to 1/20/2052, valued at $494,721,690)	$69,303,000	$69,303,000
Interest in $200,000,000 joint tri-party repurchase agreement dated 1/31/2022 with JPMorgan Securities, LLC due 2/1/2022 — maturity value of $100,000,139 for an effective yield of 0.050% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 1.500% to 1.875% and due dates ranging from 4/30/2022 to 11/15/2022, valued at $204,000,349)	100,000,000	100,000,000
Interest in $61,000,000 tri-party repurchase agreement dated 1/31/2022 with Barclays Capital, Inc. due 2/1/2022 — maturity value of $61,000,085 for an effective yield of 0.050% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 0.625% to 0.750% and due dates ranging from 1/15/2024 to 2/15/2045, valued at $62,220,100)	61,000,000	61,000,000
Interest in $50,000,000 tri-party repurchase agreement dated 1/31/2022 with BNP Paribas due 2/1/2022 — maturity value of $50,000,069 for an effective yield of 0.050% (collateralized by U.S. Treasuries (including strips) with a coupon rate of 2.750% and a due date of 5/31/2023, valued at $51,000,079)	50,000,000	50,000,000
Interest in $29,000,000 tri-party term repurchase agreement dated 1/11/2022 with BNP Paribas due 2/15/2022 — maturity value of $29,006,767 for an effective yield of 0.240% (collateralized by Corporate Debt Securities with coupon rates ranging from 1.164% to 6.875% and due dates ranging from 8/15/2024 to perpetual maturity, valued at $30,454,445) (France) Ŧ	29,000,000	29,000,000
Interest in $25,000,000 tri-party term repurchase agreement dated 1/31/2022 with BNP Paribas, 0.240% (collateralized by Corporate Debt Securities with coupon rates ranging from 0.625% to 9.250% and due dates ranging from 5/15/2024 to perpetual maturity, valued at $26,250,611) (France) Ŧ EG	25,000,000	25,000,000
Interest in $25,000,000 tri-party term repurchase agreement dated 1/31/2022 with RBC Capital Markets, LLC, 0.290% (collateralized by Corporate Debt Securities with coupon rates ranging from 1.000% to 5.805% and due dates ranging from 4/16/2024 to 11/1/2063, valued at $26,250,550) (Canada) Ŧ EG	25,000,000	25,000,000
Interest in $50,000,000 tri-party term repurchase agreement dated 12/16/2021 with Royal Bank of Canada due 2/17/2022 — maturity value of $50,005,167 for an effective yield of 0.060% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 7.500% and due dates ranging from 8/20/2031 to 11/1/2051, valued at $51,005,270) Ŧ	50,000,000	50,000,000
Total repurchase agreements (cost $409,303,000)		$409,303,000

ASSET-BACKED COMMERCIAL PAPER (20.1%)*	Yield (%)	Maturity date	Principal amount	Value
Alpine Securitization, LLC	0.160	3/1/22	$15,000,000	$14,998,272
Atlantic Asset Securitization, LLC	0.250	4/19/22	25,000,000	24,985,483
Atlantic Asset Securitization, LLC	0.170	2/15/22	15,000,000	14,999,438
CAFCO, LLC	0.230	4/22/22	20,000,000	19,987,580
Chariot Funding, LLC	0.150	2/24/22	25,000,000	24,998,333
Collateralized Commercial Paper Flex Co., LLC	0.270	5/17/22	20,000,000	19,979,980
Collateralized Commercial Paper Flex Co., LLC	0.230	3/25/22	15,000,000	14,995,650
Fairway Finance Co., LLC (Canada)	0.230	3/16/22	11,400,000	11,397,394
Fairway Finance Co., LLC (Canada)	0.150	3/21/22	25,000,000	24,993,161
Liberty Street Funding, LLC (Canada)	0.220	3/9/22	25,000,000	24,996,326
Liberty Street Funding, LLC (Canada)	0.140	3/1/22	10,750,000	10,748,987
LMA-Americas, LLC (France)	0.160	2/2/22	15,000,000	14,999,933

Short Term Investment Fund 15

ASSET-BACKED COMMERCIAL PAPER (20.1%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Manhattan Asset Funding Co., LLC (Japan)	0.210	3/16/22	$10,000,000	$9,997,959
Manhattan Asset Funding Co., LLC (Japan)	0.200	3/15/22	7,238,000	7,236,591
Manhattan Asset Funding Co., LLC (Japan)	0.200	3/3/22	8,806,000	8,805,067
Matchpoint Finance PLC (Ireland)	0.190	2/7/22	6,500,000	6,499,899
MetLife Short Term Funding, LLC	0.170	3/30/22	6,083,000	6,081,579
MetLife Short Term Funding, LLC	0.170	3/15/22	10,000,000	9,998,794
MetLife Short Term Funding, LLC	0.110	3/28/22	15,000,000	14,996,757
Old Line Funding, LLC	0.260	4/18/22	25,250,000	25,236,228
Sheffield Receivables Co., LLC (United Kingdom)	0.190	2/16/22	15,000,000	14,999,400
Total asset-backed commercial paper (cost $325,935,494)				$325,932,811

CERTIFICATES OF DEPOSIT (12.2%)*	Yield (%)	Maturity date	Principal amount	Value
Bank of America, NA	0.210	6/8/22	$21,500,000	$21,492,581
Bank of Montreal/Chicago, IL FRN (Canada)	0.261	3/16/22	6,000,000	6,000,909
Bank of Montreal/Chicago, IL FRN (Canada)	0.240	2/11/22	14,000,000	14,000,770
Bank of Montreal/Chicago, IL FRN (Canada)	0.220	3/4/22	13,250,000	13,251,369
Bank of Montreal/Chicago, IL FRN (Canada)	0.180	9/1/22	20,000,000	19,994,143
Bank of Nova Scotia/Houston FRN	0.200	7/18/22	19,000,000	19,001,949
Citibank, N.A.	0.170	8/3/22	15,000,000	14,967,019
Credit Suisse AG/New York, NY FRN	0.290	7/19/22	15,000,000	15,006,265
Royal Bank of Canada/New York, NY FRN (Canada)	0.251	3/11/22	15,500,000	15,502,312
Standard Chartered Bank/New York FRN	0.274	3/18/22	7,000,000	7,000,348
Toronto-Dominion Bank/NY FRN (Canada)	0.230	5/18/22	15,000,000	15,001,787
Toronto-Dominion Bank/NY FRN (Canada)	0.200	8/25/22	15,000,000	14,996,575
Westpac Banking Corp./NY FRN (Australia)	0.200	5/17/22	3,650,000	3,650,795
Westpac Banking Corp./NY FRN (Australia)	0.164	2/11/22	17,500,000	17,500,131
Total certificates of deposit (cost $197,400,525)				$197,366,953

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.8%)*	Yield (%)	Maturity date	Principal amount	Value
Federal National Mortgage Association unsec. FRN	0.210	3/9/22	$30,000,000	$30,005,100
Total U.S. government agency obligations (cost $30,000,000)				$30,005,100

CORPORATE BONDS AND NOTES (1.8%)*	Maturity date	Principal amount	Value
Mizuho Securities USA, LLC 144A sr. unsec. unsub. notes Ser. MTN, 0.18%	2/14/22	$16,000,000	$15,999,200
Secured Forward-Backed Note 2021-05 144A sr. FRN (BBA LIBOR USD 3 Month + 0.35%), 0.57%	6/28/22	13,000,000	12,997,400
Total corporate bonds and notes (cost $29,000,000)			$28,996,600

TOTAL INVESTMENTS
Total investments (cost $1,623,835,279)	$1,623,618,673

Key to holding’s abbreviations
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
MTN	Medium Term Notes

16 Short Term Investment Fund

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through January 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,623,300,645.
Ŧ	Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.
EG	Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	43.9%	United Kingdom	3.7%
Canada	19.8	Japan	2.5
Australia	9.6	Finland	1.4
France	7.6	Germany	1.3
Singapore	5.3	Ireland	0.4
Sweden	4.5	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$325,932,811	$—
Certificates of deposit	—	197,366,953	—
Commercial paper	—	632,014,209	—
Corporate bonds and notes	—	28,996,600	—
Repurchase agreements	—	409,303,000	—
U.S. government agency obligations	—	30,005,100	—
Totals by level	$—	$1,623,618,673	$—

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 17

Statement of assets and liabilities 1/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,214,532,279)	$1,214,315,673
Repurchase agreements (identified cost $409,303,000)	409,303,000
Cash	2,870
Interest and other receivables	272,086
Receivable for shares of the fund sold	3,790
Total assets	1,623,897,419

LIABILITIES
Payable for shares of the fund repurchased	144
Payable for custodian fees (Note 2)	10,118
Payable for investor servicing fees (Note 2)	41,363
Payable for Trustee compensation and expenses (Note 2)	235,679
Payable for administrative services (Note 2)	3,926
Payable for auditing and tax fees	33,554
Distributions payable to shareholders	235,654
Other accrued expenses	36,336
Total liabilities	596,774

Net assets	$1,623,300,645

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,623,497,288
Total distributable earnings (Note 1)	(196,643)
Total — Representing net assets applicable to capital shares outstanding	$1,623,300,645

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class G share
($2,255,751 divided by 2,256,384 shares)	$1.00
Net asset value, offering price and redemption price per class P share
($1,621,044,894 divided by 1,621,240,904 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

18 Short Term Investment Fund

Statement of operations Six months ended 1/31/22 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $634)	$1,727,854
Total investment income	1,727,854

EXPENSES
Compensation of Manager (Note 2)	3,469,766
Investor servicing fees (Note 2)	137,709
Custodian fees (Note 2)	21,157
Trustee compensation and expenses (Note 2)	54,071
Administrative services (Note 2)	44,210
Other	156,680
Fees waived and reimbursed by Manager (Note 2)	(3,469,766)
Total expenses	413,827
Expense reduction (Note 2)	(113)
Net expenses	413,714

Net investment income	1,314,140

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	29,653
Total net realized gain	29,653
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(326,820)
Total change in net unrealized depreciation	(326,820)

Net loss on investments	(297,167)

Net increase in net assets resulting from operations	$1,016,973

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 19

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/22*	Year ended 7/31/21
Operations
Net investment income	$1,314,140	$4,770,397
Net realized gain on investments	29,653	130
Change in net unrealized depreciation of investments	(326,820)	(973,408)
Net increase in net assets resulting from operations	1,016,973	3,797,119
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class G	(997)	(1,709)
Class P	(1,352,668)	(4,751,229)
Decrease from capital share transactions (Note 4)	(1,387,429,838)	(737,002,391)
Total decrease in net assets	(1,387,766,530)	(737,958,210)

NET ASSETS
Beginning of period	3,011,067,175	3,749,025,385
End of period	$1,623,300,645	$3,011,067,175

*Unaudited.

The accompanying notes are an integral part of these financial statements.

20 Short Term Investment Fund

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Short Term Investment Fund 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments[a]	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c,d]	ne tassets (%)[d]	turnover (%)
Class G
January 31, 2022**	$1.00	0.0005	—	0.0005	(0.0005)	(0.0005)	$1.00	.05*	$2,256	.02*	.05*	— *
July 31, 2021†	1.00	0.0014	—	0.0014	(0.0014)	(0.0014)	1.00	.14	1,799.03		.14	25
Class P
January 31, 2022**	$1.00	0.0005	—	0.0005	(0.0005)	(0.0005)	$1.00	.05*	$1,621,045	.02*	.05*	— *
July 31, 2021	1.00	0.0014	—	0.0014	(0.0014)	(0.0014)	1.00	.14	3,009,268.03		.15	25
July 31, 2020	1.00	0.0143	—	0.0143	(0.0141)	(0.0141)	1.00	1.42	3,749,025.03		1.40	7
July 31, 2019	1.00	0.0244	—	0.0244	(0.0246)	(0.0246)	1.00	2.49	2,828,270.03		2.44	—
July 31, 2018	1.00	0.0155	—	0.0155	(0.0155)	(0.0155)	1.00	1.56	2,940,941.04		1.55	—
July 31, 2017	1.00	0.0073	—	0.0073	(0.0072)	(0.0072)	1.00	.73	2,508,746.04		.71	—

* Not annualized.

** Unaudited.

† For the period August 3, 2020 (commencement of operations) to July 31, 2021.

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	1/31/22	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class G	0.13%	0.25%	N/A	N/A	N/A	N/A
Class P	0.13	0.25	0.25%	0.25%	0.25%	0.25%

The accompanying notes are an integral part of these financial statements.

22 Short Term Investment Fund	Short Term Investment Fund 23

Notes to financial statements 1/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through January 31, 2022.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class G and class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class G shares are only available to other Putnam fund-of-funds accounts. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class G and class P shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

24 Short Term Investment Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $419,873,389 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Short Term Investment Fund 25

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,623,835,279, resulting in gross unrealized appreciation and depreciation of $59,643 and $276,249, respectively, or net unrealized depreciation of $216,606.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has contractually agreed to waive its management fee from the fund through November 30, 2022. During the reporting period, the fund waived $3,469,766 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class G	$99
Class P	137,610
Total	$137,709

26 Short Term Investment Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $113 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,814, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of short-term investment securities aggregated $146,361,079,527 and $147,308,495,616, respectively.

During the reporting period, the cost of purchases and the proceeds from sales of long-term investment securities were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$—	$60,500,000
U.S. government securities (Long-term)	—	35,018,779
Total	$—	$95,518,779

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

			FOR THE PERIOD 8/3/20
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 1/31/22		TO 7/31/21
Class G	Shares	Amount	Shares	Amount
Shares sold	736,481	$736,481	2,342,962	$2,342,962
Shares issued in connection with
reinvestment of distributions	997	997	1,709	1,709
	737,478	737,478	2,344,671	2,344,671
Shares repurchased	(280,438)	(280,438)	(545,327)	(545,327)
Net increase	457,040	$457,040	1,799,344	$1,799,344

Short Term Investment Fund 27

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class P	Shares	Amount	Shares	Amount
Shares sold	10,251,521,600	$10,251,521,600	18,578,693,563	$18,578,693,563
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	10,251,521,600	10,251,521,600	18,578,693,563	18,578,693,563
Shares repurchased	(11,639,408,478)	(11,639,408,478)	(19,317,495,298)	(19,317,495,298)
Net decrease	(1,387,886,878)	$(1,387,886,878)	(738,801,735)	$(738,801,735)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

28 Short Term Investment Fund

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Citigroup	JPMorgan
	Barclays	BNP	Global	Securities,	RBC Capital	Royal Bank
	Capital, Inc.	Paribas	Markets, Inc.	LLC	Markets, LLC	of Canada	Total
Assets:
Repurchase	$61,000,000	$104,000,000	$69,303,000	$100,000,000	$25,000,000	$50,000,000	$409,303,000
agreements**
Total Assets	$61,000,000	$104,000,000	$69,303,000	$100,000,000	$25,000,000	$50,000,000	$409,303,000
Liabilities:
Total Liabilities	$—	$—	$—	$—	$—	$—	$—
Total Financial and
Derivative	$61,000,000	$104,000,000	$69,303,000	$100,000,000	$25,000,000	$50,000,000	$409,303,000
Net Assets
Total collateral
received	$61,000,000	$104,000,000	$69,303,000	$100,000,000	$25,000,000	$50,000,000
(pledged)†##
Net amount	$—	$—	$—	$—	$—	$—
Controlled collateral
received (including	$—	$—	$—	$—	$—	$—	$—
TBA commitments)**
Uncontrolled
collateral received	$62,220,100	$107,705,135	$70,692,159	$102,000,175	$26,250,550	$51,005,270	$419,873,389
Collateral (pledged)
(including TBA	$—	$—	$—	$—	$—	$—	$—
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Short Term Investment Fund 29

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

30 Short Term Investment Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short Term Investment Fund 31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32 Short Term Investment Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2022